Voya Retirement Insurance and Annuity Company

and its

Variable Annuity Account C

Group 403(b), 457(b) and HR 10 Plans

Supplement Dated March 7, 2024 to the Contract Prospectus and

Updating Summary Prospectus, each dated May 1, 2023, as amended

This supplement to the variable annuity account prospectus (“contract prospectus”) and updating summary prospectus (“summary prospectus”), updates and amends certain information contained in them. Please read this supplement carefully and keep it with the contract prospectus and summary prospectus that you may have received, for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in the contract prospectus and summary prospectus.

NOTICE OF IMPORTANT INFORMATION

ABOUT YOUR CONTRACT PROSPECTUS

AND SUMMARY PROSPECTUS

Certain information has been corrected in the CURRENT EXPENSES and AVERAGE ANNUAL TOTAL RETURNS sections of the APPENDIX A: FUNDS AVAILABLE UNDER THE CONTRACT (“APPENDIX A”), in the contract prospects and the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT (“APPENDIX”), in the summary prospectus. In that regard, the APPENDIX A of the contract prospectus and the APPENDIX of the summary prospectus are replaced in its entirety, after the words “APPENDIX A:” or “APPENDIX:”, as applicable, with the following:

The following is a list of Funds available under the Contract. The Funds available to you may vary based on employer and state approval and participants should refer to their plan documents for a list of available Funds. The Funds available to you are also found online at https://vpx.broadridge.com/getcontract1.asp?dtype=pros&cid=voyavpx&fid=NRVA00980, by calling Customer Service at 1-800-584-6001 or by sending an email request to ProspectusRequests@voya.com.

The current expenses and performance information below reflects fee and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

X.75974-23A	March 2024

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 Year	5 Years	10 Years
Seeks total return consisting of capital appreciation (both realized and unrealized) and current income; the secondary investment objective is long-term capital appreciation.	Voya Balanced Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.74%	-17.24%	3.37%	5.91%
Seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments while maintaining a stable share price of $1.00.	Voya Government Money Market Portfolio (Class I)** Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.45%	1.39%	1.05%	0.61%
Seeks to maximize total return through investments in a diversified portfolio of common stock and securities convertible into common stocks. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.	Voya Growth and Income Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.67%	-14.71%	9.70%	11.59%
Seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.	Voya Intermediate Bond Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.55%	-14.44%	-0.02%	1.61%

*	Operating Expenses reflecting applicable waivers or expense limitations as reported in the Fund’s expenses.
**	There is no guarantee that the Voya Government Money Market Portfolio Subaccount will have a positive or level return.

X.75974-23A	March 2024

MORE INFORMATION IS AVAILABLE

More information about the funds available through your contract, including information about the risks associated with investing in them can be found in the contract prospectus, summary prospectus, and Statement of Additional Information for each fund. You may obtain these documents by contacting us at our:

Customer Service

P.O. Box 990063

Hartford, CT 06199-0063

1-800-584-6001

If you received a summary prospectus for any of the funds available through your contract, you may obtain a full contract prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) Voya Retirement Insurance and Annuity Company, One Orange Way, Windsor, CT 06095. Securities are distributed by Voya Financial Partners, LLC (member SIPC). Securities may also be distributed through other broker-dealers with which Voya Financial Partners, LLC has selling agreements.

X.75974-23A	March 2024